Exhibit 10.1

SETTLEMENT AGREEMENT AND MUTUAL RELEASE
This Settlement Agreement and Mutual Release (the "Agreement") is entered into by and between Wynn Resorts, Limited ("Wynn Resorts"), Stephen A. Wynn, Elaine P. Wynn and Kimmarie Sinatra (the "Parties"). Wynn Resorts, Stephen A. Wynn and Kimmarie Sinatra are hereinafter collectively referred to as “the Wynn Parties” and Stephen A. Wynn, Elaine P. Wynn and Kimmarie Sinatra are hereinafter collectively referred to as “the Individuals”. In consideration of the mutual covenants and agreements of the Parties, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties, intending to be legally bound, agree as follows:
1.    BACKGROUND
1.1    Wynn Resorts commenced the action styled Wynn Resorts, Limited v. Kazuo Okada, et al., Case No. A-12-656710-B, in the Eighth Judicial District Court, Clark County, Nevada, asserting various claims against Kazuo Okada, Universal Entertainment Corp. ("Universal") and Aruze USA, Inc. ("Aruze") (collectively, the "Universal Parties"), including requesting declaratory relief as to the propriety of Wynn Resorts’ redemption of shares of its stock held by Aruze as of February 18, 2012.
1.2    In response, the Universal Parties filed various counterclaims against Wynn Resorts and directors of Wynn Resorts who participated in the redemption, including Elaine P. Wynn.
1.3    Elaine P. Wynn filed crossclaims against Wynn Resorts, Stephen A. Wynn, and Kimmarie Sinatra, in which she alleged, inter alia, that the Amended and Restated Stockholders Agreement dated January 6, 2010 (the "Stockholders Agreement") entered into by Elaine P. Wynn, Stephen A. Wynn, and Aruze was invalid and/or unenforceable; that Stephen A. Wynn breached the Stockholders Agreement; that Stephen A. Wynn breached an implied covenant of good faith and fair dealing in the Stockholders Agreement; and that Wynn Resorts and Kimmarie Sinatra intentionally interfered with Stephen A. Wynn’s performance of the Stockholders Agreement ("the Elaine Wynn Claims").
1.4    On September 7, 2017, Kimmarie Sinatra filed a counterclaim and crossclaim against Elaine P. Wynn alleging abuse of process.
1.5    On March 14, 2018, Stephen A. Wynn and Elaine P. Wynn entered into a Stipulation, and the Eighth Judicial District Court entered an Order dismissing with prejudice Claims 1-5, 7 and 10 contained in Elaine P. Wynn’s Sixth Amended Counterclaim and Crossclaim on grounds of mootness, because Stephen A. Wynn agreed that the Stockholders Agreement was invalid and unenforceable.
1.6    All claims, crossclaims, and counterclaims made by Wynn Resorts, Stephen A. Wynn, Elaine P. Wynn, and Kimmarie Sinatra in the case captioned Wynn Resorts Limited, a Nevada corporation vs. Kazuo Okada, an individual, et al. and all related claims, Case No. A-12-656710-B, brought between the Parties to this Agreement, as well as all claims made by Wynn Resorts in the case captioned Wynn Resorts Limited, a Nevada Corporation, vs. Elaine P. Wynn, an individual, Case No. A-17-753173-B, are referred to herein as the "Litigation."
1.7    This Agreement shall only become effective (the "Effective Date") upon its execution by all Parties. The failure of any Party to execute this Agreement by 5 pm Pacific time on Monday, April 16, 2018 shall render this Agreement void ab initio.
2.    TERMS OF AGREEMENT
The Parties hereby agree to the following terms and conditions and further agree to perform any and all acts and execute any and all documents necessary or appropriate to implement the following agreement, on or after the Effective Date:
2.1    On or before Thursday, April 19, 2018, Stephen A. Wynn shall pay to Elaine P. Wynn by wire transfer $25,000,000 to settle the aforementioned crossclaims asserted against him by Elaine P. Wynn in connection with the Litigation. The date on which Stephen A. Wynn pays to Elaine P. Wynn the funds contemplated in this Section 2.1 is referred to as the “Payment Date.”
2.2.     Elaine P. Wynn shall provide wiring instructions within three (3) days after the Effective Date.
2.3    On the later of the Effective Date or the Payment Date, the Parties — by and through their counsel — shall immediately execute and file the forms of Stipulation of Dismissal, attached hereto as Exhibit A, dismissing with prejudice all remaining claims in the Litigation.
2.4    Except for the rights and obligations set forth in this Agreement and in exchange for the valuable consideration set forth above, each of the Individuals, and to the extent applicable, their respective predecessors, successors, officers, directors, corporate affiliates, parents, owners, insurers, agents, attorneys and assigns hereby unconditionally and irrevocably release, acquit and forever discharge each of the other Individuals and Wynn Resorts, as well as, to the extent applicable, their respective predecessors, successors, former and current officers, former and current directors, former and current employees, offspring, corporate affiliates, parents, owners, insurers, agents, representatives, attorneys and assigns of and from the affirmative claims expressly pled by the Individuals in the Litigation, alleging breach of the Stockholders Agreement, fraudulent inducement into the Stockholders Agreement, and claims for interference with the Stockholders Agreement, as well as any claims or motions that Elaine P. Wynn or Stephen A. Wynn could bring against each other in the action styled Stephen A. Wynn v. Elaine P. Wynn, Case No. D-09-407951-D, premised on information disclosed or actions taken in the Litigation. For the avoidance of doubt, Elaine P. Wynn and Stephen A. Wynn are not releasing any claims, other than (a) the specific affirmative claims pled by the Individuals in the Litigation, alleging breach of the Stockholders Agreement, fraudulent inducement into the Stockholders Agreement, and claims for interference with the Stockholders Agreement, and (b) any claims or motions that Elaine P. Wynn or Stephen A. Wynn could bring against each other in the action styled Stephen A. Wynn v. Elaine P. Wynn, Case No. D-09-407951-D, premised on information disclosed or actions taken in the Litigation. Elaine P. Wynn, Stephen A. Wynn, Kimmarie Sinatra, and Wynn Resorts agree that they will not attempt to argue or assert that any claims, other than (a) the specific affirmative claims pled by the Individuals in the Litigation, alleging breach of the Stockholders Agreement, fraudulent inducement into the Stockholders Agreement, and claims for interference with the Stockholders Agreement, and (b) any claims or motions that Elaine P. Wynn or Stephen A. Wynn could bring against each other in the action styled Stephen A. Wynn v. Elaine P. Wynn, Case No. D-09-407951-D, are barred by res judicata or collateral estoppel.
2.5     Except for the rights and obligations set forth in this Agreement and in exchange for the valuable consideration set forth above, Wynn Resorts, and to the extent applicable, its respective predecessors, successors, officers, directors, corporate affiliates, parents, owners, insurers, agents, attorneys and assigns hereby unconditionally and irrevocably release, acquit and forever discharge Elaine P. Wynn, as well as, to the extent applicable, her respective predecessors, successors, former and current officers, former and current directors, former and current employees, offspring, corporate affiliates, parents, owners, insurers, agents, representatives, attorneys and assigns of and from the affirmative claims expressly pled by Wynn Resorts in the case captioned Wynn Resorts Limited, a Nevada Corporation, vs. Elaine P. Wynn, an individual, Case No. A-17-753173-B alleging that Elaine P. Wynn improperly copied Company documents on January 26, 2013 and subsequently used those documents. For the avoidance of doubt, Wynn Resorts is not releasing any claims against Elaine P. Wynn other than the specific affirmative claim alleging that Elaine P. Wynn improperly copied Company documents on January 26, 2013 and subsequently used those documents. Elaine P. Wynn agrees that she will not attempt to argue or assert that any claims, other than the alleged improper copying of Company documents on January 26, 2013 and subsequent use of those documents, are barred by res judicata or collateral estoppel.
2.6    It is expressly understood and agreed, and made a part hereof, that the execution of this Agreement shall not be construed as an admission of any fact or liability on the part of any Party, but is in compromise, settlement, accord and full satisfaction and discharge of loss and damages, claims, actions, causes of action, suits and liability which are each and all uncertain and disputed.
2.7    In consideration of this Agreement, the Parties hereto represent and warrant to each other as of the Effective Date that they will forever refrain from instituting and/or prosecuting a lawsuit against any of the Parties hereto or any of their respective related agents, successors, entities, parents, affiliates (whether an entity or individual), subsidiaries, officers, directors, insurance carriers, and employees, representatives, attorneys or assigns for any of the released claims.
2.8    The Parties cannot disparage each other in press releases relating to this Settlement or express an opinion on the merits of the claims being released. The Parties will exchange drafts of their press releases for approval by the other Parties before executing this Settlement, which approval shall not be unreasonably withheld.
3.    COSTS AND ATTORNEYS' FEES
If any legal action or other proceeding is brought by any of the Parties hereto relating to this Agreement or to recover damages or equitable relief for a breach or threatened breach thereof, the prevailing party shall recover its costs, expert witness fees, consulting fees, and reasonable attorneys' fees incurred in such an action or proceeding, which amount shall be determined by a court and not a jury.

4.    ENTIRE AGREEMENT
All prior or contemporaneous understandings or agreements between the Parties as they relate to the Agreement are merged into this Agreement (along with the Stipulations), and this Agreement alone expresses the agreement of the Parties. This Agreement may be modified only in writing, signed by all the Parties hereto, and no term or provision may be waived except by such writing. There are no other agreements or representations, express or implied, either oral or in writing, between the Parties, concerning the subject matter of this Agreement, except as specifically set forth in this Agreement. There are no promises, agreements or expectations of the Parties unless otherwise stated in this Agreement. The Parties have been represented by counsel in connection with the preparation of this Agreement. The merger clause embodied in this Paragraph shall not be construed to apply to that certain Marital Settlement Agreement dated November 19, 2009 by and between Stephen A. Wynn and Elaine P. Wynn or to any of the Individual’s rights to indemnification or indemnification agreements.
5.    APPLICABLE LAW
This Agreement was drafted through the joint efforts of the Parties and/or through counsel, and shall not be read for or against any Party to this Agreement on that account. This Agreement is intended to be enforced according to its written terms under the laws of the State of Nevada. Venue for any legal action concerning this Agreement shall lie exclusively in the State or Federal court of Nevada. All Parties consent to jurisdiction and venue in Nevada for any claims arising out of this Agreement.
6.    BENEFIT
This Agreement shall be binding upon and inure to the benefit of the Parties, and each of them, their successors, assigns, personal representatives, agents, employees, directors, officers, and servants.
7.    COUNTERPARTS
This Agreement may be executed in any number of counterparts and each counterpart executed by any of the undersigned together with all other counterparts so executed shall constitute a single instrument and agreement of the Parties. Facsimile or electronic copies hereof and facsimile or electronic signatures hereon shall have the same force and effect as originals.
8.    MUTUAL WARRANTIES
Each Party to this Agreement warrants and represents to the other that they have not assigned or transferred to any person or entity not a Party hereto any released claim, or any part or portion thereof, and that each Party has the authority to sign this Agreement, and each individual executing this Agreement on behalf of any entity or person specifically warrants that he or she has the authority and legal capacity to sign this Agreement.

9.    NOTICE
All notices or demands of any kind that any Party is required to or desires to give in connection with this Agreement shall be in writing and shall be delivered by facsimile and/or by depositing the notice or demand in the United States mail, postage prepaid, and addressed to the Parties as follows:

1)	If to Wynn Resorts:

General Counsel
Attn. Kimmarie Sinatra
Wynn Las Vegas
3131 Las Vegas Blvd. South
Las Vegas, NV 89109

James J. Pisanelli, Esq.
Todd L. Bice, Esq.
Debra L. Spinelli, Esq.
PISANELLI BICE PLLC
400 South 7th Street, Suite 300
Las Vegas, Nevada 89101
Office: (702) 214-2100
Facsimile: (702) 214-2101

Mark Holscher, Esq.
KIRKLAND & ELLIS LLP
333 S. Hope Street, 29th Floor
Los Angeles, California 90071
Office: (213) 680-8400
Facsimile: (213) 680-8500

2)	If to Stephen A. Wynn:

Donald J. Campbell, Esq.
J. Colby Williams, Esq.
CAMPBELL & WILLIAMS
700 South Seventh Street
Las Vegas, Nevada 89101
Office: (702) 382-5222
Facsimile: (702) 382-0540

3)	If to Kimmarie Sinatra:

Melinda Haag, Esq.
James N. Kramer, Esq.
ORRICK, HERRINGTON & SUTCLIFFE LLP

The Orrick Building
405 Howard Street
San Francisco, California 94105
Office: (415) 773-5700
Facsimile: (415) 773-5759

4)	If to Elaine P. Wynn:

James M. Cole, Esq.
SIDLEY AUSTIN, LLP
1501 K. Street, N.W.
Washington, D.C. 20005
Office: (202) 736-8246
Facsimile: (202) 736-8711

Scott D. Stein, Esq.
SIDLEY AUSTIN, LLP
One South Dearborn Street
Chicago, IL 60603
Office: (312) 853-7520
Facsimile: (312) 753-7036

Mark Ferrario
Greenberg Traurig LLP
3773 Howard Hughes Parkway, Suite 400 North
Las Vegas, NV 89169
Office: (702) 792-3773
Facsimile: (702) 792-9002

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Parties hereby execute this Agreement.

Dated:     4/16/18        /s/ Matt Maddox
WYNN RESORTS, LIMITED.
BY Matt Maddox     its, CEO

Dated:     4/16/18        /s/ Stephen A. Wynn
STEPHEN A. WYNN

Dated:     4/16/18        /s/ Kimmarie Sinatra
KIMMARIE SINATRA

Dated:     4/16/18        /s/ Elaine P. Wynn
ELAINE P. WYNN

EXHIBIT A

James J. Pisanelli, Esq., Bar No. 4027
JJP@pisanellibice.com
Todd L. Bice, Esq., Bar No. 4534
TLB@pisanellibice.com
Debra L. Spinelli, Esq., Bar No. 9695
DLS@pisanellibice.com
PISANELLI BICE PLLC
400 South 7th Street, Suite 300
Las Vegas, Nevada 89101
Telephone: 702.214.2100

Barry B. Langberg, Esq. (admitted pro hac vice)
BBL@pisanellibice.com
PISANELLI BICE PLLC
136 West Canon Perdido Street
Santa Barbara, CA 93101

Attorneys for Plaintiff Wynn Resorts, Limited

DISTRICT COURT

CLARK COUNTY, NEVADA

WYNN RESORTS, LIMITED, a Nevada Corporation, Plaintiff, vs. ELAINE P. WYNN, an individual, Defendant.	Case No.: A-17-753173-B Dept. No.: XV STIPULATION AND ORDER TO DISMISS
Wynn Resorts, Limited and Elaine P. Wynn have entered into a Settlement Agreement dated April 16, 2018, providing for the dismissal of this action. Accordingly, the parties, by and through their undersigned counsel, hereby stipulate, pursuant to NRCP 41, to the dismissal of this action with prejudice, as provided in and subject to the terms of the April 16, 2018 Settlement Agreement. Each party shall bear its own costs and fees.

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The trial date of September 4, 2018 is hereby vacated.
DATED this 16th day of April, 2018.

PISANELLI BICE PLLC

By:
James J. Pisanelli Esq., Bar No. 4027
Todd L. Bice, Esq., Bar No. 4534
Debra L. Spinelli, Esq., Bar No. 9695
400 South 7th Street, Suite 300
Las Vegas, Nevada 89101

Barry B. Langberg, Esq.
136 West Canon Perdido Street
Santa Barbara, CA 93101

Attorneys for Wynn Resorts, Limited

GREENBERG TRAURIG, LLP

By:
   Mark E. Ferrario, Esq., Bar No. 1625
   3773 Howard Hughes Pkwy, Suite 400
   Las Vegas, Nevada 89169
   William R. Urga, Esq., Bar No. 1195
   David J. Malley, Esq., Bar No. 8171
   JOLLEY URGA WOODBURY &
     LITTLE
   330 S. Rampart Blvd., Suite 380
   Las Vegas, Nevada 89145

   James M. Cole, Esq.,
   Eric D. McArthur, Esq.
   SIDLEY AUSTIN LLP
   1501 K Street, N.W.
   Washington, DC 20005

   Scott D. Stein, Esq.
   Kathleen L. Carlson, Esq.
   SIDLEY AUSTIN LLP
   One South Dearborn St.
   Chicago, IL 60603

Attorneys for Defendant, Elaine P. Wynn

IT IS SO ORDERED.
DATED:

DISTRICT COURT JUDGE

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Respectfully Submitted by:

PISANELLI BICE PLLC

By: __________________________________
James J. Pisanelli, Esq., Bar No. 4027
Todd L. Bice, Esq., Bar No. 4534
Debra L. Spinelli, Esq., Bar No. 9695
400 South 7th Street, Suite 300
Las Vegas, Nevada 89101

Attorneys for Wynn Resorts, Limited

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James J. Pisanelli, Esq., Bar No. 4027
JJP@pisanellibice.com
Todd L. Bice, Esq., Bar No. 4534
TLB@pisanellibice.com
Debra L. Spinelli, Esq., Bar No. 9695
DLS@pisanellibice.com
PISANELLI BICE PLLC
400 South 7th Street, Suite 300
Las Vegas, NV 89101
Telephone: 702.214.2100
Robert L. Shapiro, Esq. (pro hac vice admitted)
RS@glaserweil.com
GLASER WEIL FINK HOWARD
AVCHEN & SHAPIRO LLP
10250 Constellation Boulevard, 19th Floor
Los Angeles, CA 90067
Telephone: 310.553.3000

Mitchell J. Langberg, Esq., Bar No. 10118
mlangberg@bhfs.com
BROWNSTEIN HYATT FARBER SCHRECK LLP
100 North City Parkway, Suite 1600
Las Vegas, Nevada 89106
Telephone: 702.382.2101

Attorneys for Wynn Resorts, Limited
and Kimmarie Sinatra

DISTRICT COURT

CLARK COUNTY, NEVADA

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ELAINE P. WYNN, an individual,

      Plaintiff,
vs.

STEPHEN A. WYNN, an individual; WYNN RESORTS, LIMITED, a Nevada Corporation; KIMMARIE SINATRA, an individual,

      Defendants.

KIMMARIE SINATRA,

      Counterclaimant,

vs.

ELAINE P. WYNN,

      Counterdefendant.

Case No.: A-12-656710-B Dept. No.: XI STIPULATION AND ORDER OF DISMISSAL
Elaine P. Wynn, Stephen A. Wynn, Wynn Resorts, Limited, and Kimmarie Sinatra have entered into a Settlement Agreement dated April 16, 2018, providing for the dismissal of this action. Accordingly, the parties, by and through their undersigned counsel, hereby stipulate, pursuant to NRCP 41, to the dismissal of this action with prejudice, as provided in and subject to the terms of the April 16, 2018 Settlement Agreement. Each party shall bear its own costs and fees. The trial date of April 16, 2018 is hereby vacated.
DATED this ____ day of April, 2018.

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CAMPBELL & WILLIAMS

By:
   Donald J. Campbell, Esq.
   J. Colby Williams, Esq.
   700 South 7th Street
   Las Vegas, NV 89101

Attorneys for Stephen A. Wynn

By:
   William R. Urga, Esq.
   David J. Malley, Esq.
   JOLLEY URGA WOODBURY HOLTHUS & ROSE
   330 S. Rampart Boulevard, #380
   Las Vegas, NV 89145

   Mark E. Ferrario, Esq.
   Tami D. Cowden, Esq.
   GREENBERG TRAURIG, LLP
   3773 Howard Hughes Parkway, Suite 400
   Las Vegas, NV 89169

   Daniel F. Polsenberg, Esq.
   Joel D. Henriod, Esq.
   LEWIS ROCA ROTHGERBER CHRISTIE
   3993 Howard Hughes Parkway
   Suite 600
   Las Vegas, NV 89169

   James M. Cole, Esq.
   SIDLEY AUSTIN LLP
   1501 K. Street N.W.
   Washington, DC 20005

   Scott D. Stein, Esq.
   SIDLEY AUSTIN, LLP
   One South Dearborn St.
   Chicago, IL 60603

Attorneys for Elaine P. Wynn

PISANELLI BICE PLLC

By:
   James J. Pisanelli, Esq., Bar No. 4027
   Todd L. Bice, Esq., Bar No. 4534
   Debra L. Spinelli, Esq., Bar No. 9695
   400 South 7th Street, Suite 300
   Las Vegas, Nevada 89101

   Robert L. Shapiro, Esq. (pro hac vice admitted)
   GLASER WEIL FINK HOWARD
   AVCHEN & SHAPIRO LLP
   10250 Constellation Boulevard, 19th Floor
   Los Angeles, California 90067

   Mitchell J. Langberg Esq., Bar No. 10118
   BROWNSTEIN HYATT FARBER
   SCHRECK, LLP
   100 North City Parkway, Suite 1600
   Las Vegas, Nevada 89106

Attorneys for Wynn Resorts, Limited
and Kimmarie Sinatra

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IT IS HEREBY ORDERED that the above-captioned matter is dismissed with prejudice.

DATED:

DISTRICT COURT JUDGE
Respectfully Submitted by:

PISANELLI BICE PLLC

By: __________________________
James J. Pisanelli, Esq., Bar No. 4027
Todd L. Bice, Esq., Bar No. 4534
Debra L. Spinelli, Esq., Bar No. 9695
400 South 7th Street, Suite 300
Las Vegas, Nevada 89101

Attorneys for Wynn Resorts, Limited

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